UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2005

SNRG CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

000-33193

(Commission File Number)

90-0082485

(I.R.S. Employer Identification Number)

14300 N Northsight Blvd, Ste 227

Scottsdale, AZ, 85260

(Address of principal executive offices, including zip code)

(480) 991-2040

(Registrant's telephone Number, including area code)

2401 Fountain View, Suite 1008 Houston, Texas 77057

(Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 7, 2005, SNRG Corporation (“Registrant”) completed the acquisition of 100% of the membership interests of Port Assets LLC, the owner of the former Molten Metal gasification plant (the “Plant”). The Plant is a twenty (20) acre facility located southwest of Houston and is designed to recover and convert halogenated hydrocarbon waste from the petro-chemical industry into hydrochloric acid and synthetic fuel.

On September 7, 2005, the Registrant sold 51% of the membership interests in the Port Assets LLC to Bay City Partners LLC for $2.85 million, pursuant to the Bay City Partners Agreement.

The purchase and partial resale of the membership interests represent completion of the first two stages of a multi-stage financial transaction with Bay City Partners LLC. The Registrant has an option to reacquire Bay City Partners

LLC’s 51% interest in the Plant. The Registrant intends to exercise this option within the current fiscal year. The Registrant remains responsible for all management, operations and retrofit of the facility. The Registrant intends to complete a thorough technology review to assess the highest value technology options for use in the Plant and to retrofit the Plant accordingly.

The Port Assets Agreement

On August 17, 2005, the Registrant entered into a membership interest purchase agreement (the “Port Assets Agreement”) with Scott W. Woodrow, Jr. and John W. Johnson (the “Sellers”) for the purchase of 100% of the membership interests of Port Assets LLC. There is no material relationship between the Registrant and the Sellers, other than in respect of the Port Assets Agreement. The material terms of the Port Assets Agreement are as follows:

(a)	the Registrant has purchased the membership interests of Port Assets LLC for the following consideration:
(i)	$3,000,000;
(ii)	3,000,000 common stock purchase warrants (“Warrants”); and
(iii)	royalty payments;
(b)	the Warrants have an exercise price of $0.50 per share and an expiry date five years from the date of issue; and
(c)

the royalty payments, to begin after August 15, 2007, shall be paid quarterly, in arrears, in an amount equivalent to 3% of the gross revenue earned from the first ninety thousand (90,000) metric tons of material or waste processed by the Plant.

The above is not a complete review of the Port Assets Agreement. For a complete understanding of the provisions of the Port Assets Agreement, please see the agreement itself, included as Exhibit 10.3 to this form.

The Bay City Partners Agreement

On August 31, 2005, the Registrant entered into a purchase agreement (the “Bay City Partners Agreement”) with Bay City Partners LLC for the sale of 51% of the membership interests of Port Assets LLC to Bay City Partners LLC.

There is no material relationship between the Registrant and Bay City Partners LLC, other than in respect of the agreements disclosed in this form. The material terms of the Bay City Partners Agreement are as follows:

Bay City Partners has purchased 51% of the membership interests of Port Assets LLC for the following consideration:

(i)	cancellation of a promissory note in the amount of $1,100,000; and,
(ii)	cancellation of a promissory note in the amount of $1,750,000.

The above is not a complete review of the Bay City Partners Agreement. For a complete understanding of the provisions of the Bay City Partners Agreement, please see the agreement itself, included as Exhibit 10.4 to this form.

The Option Agreement

On August 31, 2005, the Registrant entered into an option agreement (“Option Agreement”) with Bay City Partners LLC for the option to repurchase all of Bay City Partners’ membership interests of Port Assets LLC.

There is no material relationship between the Registrant and Bay City Partners LLC, other than in respect of the agreements disclosed in this form. The material terms of the Option Agreement are as follows:

(a)	The Option expires on November 30, 2005; and
(b)	The Option exercise price is as follows:
(i)	If the Option is exercised on or before September 30, 2005, then the exercise price shall be $4,415,000;
(ii)	If the Option is exercised after September 30 but on or before October 31, 2005, then the exercise price shall be $4,715,000; and,
(iii)	If the Option is exercised after October 31, 2005 but on or before November 30, 2005, then the exercise price shall be $5,015,000.

The above is not a complete review of the Option Agreement. For a complete understanding of the provisions of the Option Agreement, please see the agreement itself, included as Exhibit 10.5 to this form.

Operating Agreement

On August 31, 2005, the Registrant entered into a limited liability company operating agreement (“Operating Agreement”) with Bay City Partners LLC for the operation and management of the day to day affairs of the gasification facility of Port Assets LLC.

There is no material relationship between the Registrant and Bryan Dopp, the Manager, and Bay City Partners LLC, other than in respect of the agreements disclosed in this form. The material terms of the Operating Agreement are as follows:

(a)	The Operating Agreement was agreed to in consideration of the mutual covenants of the parties and other consideration.
(b)	The name of the limited liability company that is the object of the Operating Agreement is “Port Assets, LLC”
(c)	Port Assets, LLC will endure until the close of business on April 27, 2026 unless dissolved prior to that date; and,
(d)

Neither party shall be obligated to make any additional contribution to the Company’s capital. However, each manager (Bryan Dopp and Bay City Partners LLC) is authorized to make all decision relating to the dispositions of the assets of Port Assets, LLC, acquisitions, borrowing, employment and the operation and management of Port Assets LLC’s business or assets.

The above is not a complete review of the Operating Agreement. For a complete understanding of the provisions of the Operating Agreement, please see the agreement itself, included as Exhibit 10.6. to this form.

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

On September 7, 2005, pursuant to the Port Assets Agreement, the Registrant issued 3,000,000 common stock purchase warrants (the “Warrants”) to Scott W. Woodrow, Jr. and John W. Johnson as part of the consideration for 100% membership interest in Port Assets LLC that was transferred under the Port Assets Agreement. 1,500,000 Warrants were issued to Scott W. Woodrow, Jr. and 1,500,000 Warrants were issued to John W. Johnson.

Each of the Warrants has an exercise price of $0.50 per share and an expiry date five years from the date of issue. The Warrants may be exercised upon delivery of a duly executed subscription in the form attached to the Warrant certificate and a certified cheque in the amount of the purchase price, to the Registrant. The Registrant issued the Warrants relying on Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933.

The Warrants include piggy-back registration rights with respect to offerings registered by the Registrant. The piggy-back registration rights are subject to the right of the Registrant and its underwriters, in view of market conditions, to reduce the number of shares underlying the warrants to be registered provided that any reduction shall be on a basis similar to reductions imposed on other shareholders of the Registrant who are also exercising piggy-back registration rights.

The number of shares issuable under the Warrants is subject to anti-dilution protection. The registration expenses of the shares underlying the Warrants, will be borne by the Registrant. Registration expenses do not include underwriting discounts and commissions.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

FINANCIAL STATEMENTS OF PORT ASSETS LLC

It is not practicable to provide the required audited and unaudited financial statements of Port Assets LLC on the date hereof. Accordingly, such financial statements will be filed as an amendment to this Current Report on Form 8-K as soon as practicable, but not later than November 2, 2005 (71 days after this Current Report on Form 8-K must be filed).

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF SNRG CORPORATION

It is not practicable to provide the required pro forma consolidated financial statements of SNRG Corporation on the date hereof. Accordingly, the pro forma financial statements will be filed as an amendment to this Current Report on Form 8-K as soon as practicable, but not later than November 2, 2005 (71 days after this Current Report on Form 8-K must be filed).

EXHIBITS

Copies of the following documents are included as exhibits to this current report pursuant to Item 601 of Regulation S-B:

Exhibit No.	Description

10.3	Purchase Agreement dated August 17, 2005 with Port Assets LLC, Scott W. Woodrow and John W. Johnson
10.4	Purchase Agreement dated August 31, 2005 with Bay City Partners LLC
10.5	Option Agreement dated August 31, 2005 with Bay City Partners LLC
10.6	Operating Agreement dated August 31, 2005 with Bay City Partners LLC
99.2	Press release dated September 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNRG Corporation

Per:	/s/ Elroy Fimrite
Elroy Fimrite
President & Chief Executive Officer

Date: September 29, 2005